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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                   FORM 8-K


                               CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        September 27, 2004
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                                LOEWS CORPORATION
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             (Exact name of registrant as specified in its charter)

    Delaware                    1-6541                          13-2646102
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(State or other              (Commission                  (IRS Employer
 jurisdiction of              File Number)                 Identification No.)
 incorporation)

667 Madison Avenue, New York, N.Y.                             10021-8087
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code           (212) 521-2000
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01	  Other Events.

           The registrant has filed as Exhibits 10.1 and 10.2, respectively, to this Report the form of Loews Corporation Stock Option Certificates for stock option grants awarded to (i) the registrant's executive officers and other employees; and (ii) non-employee directors, pursuant to the Loews Corporation 2000 Stock Option Plan.

Item 9.01	  Financial Statements and Exhibits

           (a) Not applicable.

           (b) Not applicable.

           (c) Exhibits:

           Exhibit No.                        Description
           ----------                         -----------

           10.1 Form of Stock Option Certificate for grants to executive officers and other employees pursuant to the Loews Corporation 2000 Stock Option Plan.

           	10.2                	Form of Stock Option Certificate for grants to
                               non-employee directors pursuant to the Loews
                               Corporation 2000 Stock Option Plan.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LOEWS CORPORATION
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                                         (Registrant)



Dated:  September 27, 2004         By:    /s/  Gary W. Garson
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                                         Gary W. Garson
                                         Senior Vice President
                                         General Counsel and Secretary

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